This presentation contains forward-looking statements, including those relating to future events or performance. These statements are subject to many risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by such statements. In evaluating these statements, you should consider various important factors, including the risks outlined in VIASPACE's periodic filings with the U.S. Securities and Exchange Commission.

Dr. Carl Kukkonen
CEO Biography

VIASPACE


FINAL
FRONTIER
THINK
SMALL



2005-present	VIASPACE Inc., Chief Executive Officer
1998-2005	ViaSpace Technologies LLC, CEO - Founded and led 8 startup companies
1984-1998	Jet Propulsion Laboratory Director, Center for Space Microelectronics, and Manager of Supercomputing - Led staff of 250 with annual budget of $70M - On review boards of 14 leading universities
1977-1984	Ford Motor Company Principal Research Scientist and Engineer - Ford's expert on hydrogen as an alternative motor fuel - Led team to develop new diesel engine
1975-1977	Purdue University Postdoctoral Research Fellow
1975	Cornell University PhD, Physics

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VIASPACE Highlights Technology and expertise in critical energy and defense markets Addressing potential billion-dollar markets Leveraging prior government research & development investment Compelling strategy of leveraging OEMs for market growth Proprietary rights to intellectual property Experienced management Primed for both organic and M&A growth

Equity Snapshot * OTC BB: VSPC Shares Outstanding: Approx. 284.4M Public Float: Approx. 27M 52-week High (7/19/05): $5.36 (1) 52-week Low (11/29/05): $1.22 (1) Market Cap: $427M Average Daily Volume: 62,017 Reverse Merger 52-week High and Low are since merger on 6/22/05 * Stock data as of 12/4/2005

Overview VIASPACE (OTC BB: VSPC) works to transform proven space and defense technologies from NASA and the Department of Defense into commercial products Two key operating subsidiaries: Micro-fuel cells and fuel cartridges as a replacement for batteries for portable electronic devices (Direct Methanol Fuel Cell Corporation- DMFCC) Proprietary sensor data fusion technology for military, homeland defense, commercial security and logistics markets (Arroyo Sciences) VIASPACE has licensed key IP from Caltech, which manages the Jet Propulsion Laboratory for NASA Caltech is a shareholder in VIASPACE

Fuel Cells-Background To make electricity from a fuel, one burns the fuel in an engine and uses the engine to turn a generator-low efficiency A fuel cell combines hydrogen and oxygen electrochemically to make water and electricity without burning-high-efficiency Fuel cells use hydrogen, but hydrogen is a gas and even when compressed requires a large tank Direct methanol fuel cells (DMFC) use the hydrogen atoms in methanol (CH3OH) Inexpensive liquid fuel with six times higher energy density vs compressed H2

Micro Fuel Cells Micro fuel cells represent an alternative to lithium ion batteries to provide power for laptop computers, cell phones, portable electronics & mobile devices Advantages A single fuel cartridge lasts two to three times longer than lithium ion battery Indefinite operating time through hot swapping of inexpensive disposable fuel cartridges Instant, cord-free "recharge"- just replace cartridge Freedom from the grid

DMFC Markets 1W 30kW 500W 50W 1kW 10kW DMFC Product Applicability

Lithium-Ion Battery Micro Fuel Cell and Cartridge Replace Battery and Cartridge Replace Battery and Cartridge Replace Battery Fuel Cell Built into laptop Disposable Fuel Cartridge Retail Price $3 --Direct Methanol Fuel Cell provides 2-3x longer operating time on a single cartridge versus lithium ion battery --Instantaneous recharging by replacing cartridge VIASPACE is in the Cartridge Business

The Micro Fuel Cell Market Several estimates exist for micro fuel cells. Frost & Sullivan has the most conservative estimate. Using the Frost & Sullivan model but dates shifted forward by two years Yields a world-wide retail cartridge market estimate of $1.4B for 2010 Darnell conservative estimate shifted two years is 6x higher Estimated Worldwide Micro Fuel Cell Sales in 2010 (Units) Sources: Fuel Cell Today, September 2005 Frost & Sullivan, US Micro fuel cell market for mobile devices, July 6, 2002 Darnell, Fuel Cells for portable power: market manufacture and cost, Jan 13, 2003 See supplemental slides for backup material Revised Frost and Sullivan 10.2 million Bottom up internal estimate 26 million Modified conservative USFCC/Darnell 69 million

DMFC Market is Primed Direct methanol fuel cells are the future industry choice for portable applications Major DMFC efforts in Japan & Korea Top firms have in-house DMFC efforts Hundreds of millions of dollars invested Products announced for 2007 Major regulatory progress-International Civil Aviation Organization (ICAO) Dangerous Goods Panel voted to allow DMFCs on airplanes in 2007 OEMs aggressively moving to market

DMFC Application Examples Toshiba Hitachi NEC Samsung Sanyo/Lenovo NTT

DMFC Invented by Caltech/JPL and USC Issued Patents Pending Patents U.S. 36 16 Japan 1 13 Korea 6 0 Rest of world 13 33 Total 56 62 VIASPACE has license rights to these patents

Core Issue/ Business Model Major companies demonstrating DMFC prototypes that likely infringe the Caltech patents VIASPACE, through its subsidiary, DMFCC, can provide patent protection to OEMs using its licensed "have made" right VIASPACE is willing to work with DMFC manufacturers and OEMs to provide them with IP protection Rather than a license fee, VIASPACE will encourage OEMs to use a fuel cartridge produced and distributed by VIASPACE and its cartridge partners

VIASPACE/DMFCC Cartridge Business Cartridges will be the consumable in the fuel cell business Fuel cell is the razor, cartridges the blades A fabless cartridge company Design, certify and market cartridges VIASPACE/DMFCC partners will manufacture and distribute the cartridges DMFCC is holding discussions with fuel cell manufacturers & OEMs OEM can be cartridge partner Cartridges may be branded by partners

VIASPACE/DMFCC Fuel Cartridge For Laptop Fuel Cartridge For Laptop Fuel Cartridge For Laptop

Laptop Cartridge Profit Expected to Be Larger Than Fuel Cell Profit Fuel Cell Sale Price $80.00 Profit $16.00 Cartridge Retail price $ 3.00 Wholesale Revenue $ 1.50 COGS $ 0.50 Gross margin $ 1.00 Op exp $ 0.20 Net profit $ 0.80 Net x 72 $57.60 Assumes 3 year life of fuel cell laptop and use of only two cartridges/ mo for a total of 72 over the life of the laptop. Could be 2x larger Over 3 year laptop life, cartridge profit could be 3.6 times larger than the profit on fuel cell. Financial figures are targets and examples only. Actual prices and profits can only be determined when products are ready for sale

Micro Fuel Cell/Cartridge Strategy Overview MARKET-Partner with leading DMFC OEMs in each major market segment to establish cartridge supply relationships (i.e. NEC, Toshiba, Sanyo, Hitachi, Samsung, LG) Leverage Caltech patents needed by OEMs Manufacturing and Distribution-Partner with key cartridge manufacturers and global distributors for outsourced product development and supply chain Business Development- Leverage partner relationships as trusted suppliers and distributors for OEMs Intellectual Property-Develop additional key cartridge IP relating to improved performance, safety and authentication to prevent counterfeits Joint Venture with key system integrators for targeted shorter-term military opportunities

Micro Fuel Cell/Cartridge Summary Cartridge business has great potential DMFCC has competitive advantages Proprietary rights to intellectual property Cartridge design and safety certification expertise Financial partnerships with OEMs that adopt our cartridge Caltech is a DMFCC shareholder Opened offices in Tokyo and Seoul Holding discussions with Asian OEMs Established two cartridge manufacturing partnerships in Korea Prototype cartridges at FC EXPO 2006 in Tokyo

Bridging Strategy Market for consumer micro fuel cell products may not reach scale until 2008-10 time frame VIASPACE's Arroyo Sciences subsidiary may offer a shorter term and bridging strategy Generate revenue shorter term Build complementary system integration expertise Tap into lucrative defense and security markets Build deep OEM relationships Provide significant M&A opportunity

Arroyo Sciences Arroyo is a software system integrator leveraging proprietary "sensor data fusion" technologies to enable sensor-based products with enhanced sensitivity, accuracy and reliability Reliable, cost-effective, software-focused solutions for "important and difficult" problems in: National & Commercial Security Asset & Supply Chain Management Sensor data fusion is the process of combining data and knowledge from different sources with the aim of maximizing the useful information content Sensor data fusion produces new information that is qualitatively different than the information produced using the individual constituent sensors

Arroyo Platform Reusable software platform capable of: Increasing sensitivity of sensors in RF, IR, nuclear or chemical domains Increasing discrimination capability of a sensor system through fast inference Maintaining sensor network policies Technology originally developed for NASA space applications SHINE (inference engine for sensor data fusion) Deepscan (air and seaport container scanning) Deeplook (tracking of first responders) COBRA (Dynamic Risk Assessment)

Market Opportunity Emerging (projected multi-billion dollar) Critical Infrastructure Protection and Homeland and Commercial Security markets are constrained by platform and technology limitations often centering on sensor systems deficiencies

Homeland Security Applications Risk Assessment / Decision Support Maritime & port security Coastal Surveillance Automated analysis of air & seaport cargo e-Finance, e-Health Tracking RFID Personnel Tracking First Responders Tracking IED Detection IED Detection Landmine Detection Container & Cargo Screening SENSOR FUSION PLATFORM

Homeland Security Market TSA Aviation Security (Aviation Screening Operations DHS Funding (Research, Development, Acquisition and Operations) DHS Funding (Container Security Initiatives) DHS Funding for TSA Maritime Port Security Grants) EPA Funding (Homeland Security - Critical Infrastructure Protection) Federal Gov't 'Market Segment Funding ($ Million) Frost & Sullivan 2004, US Homeland Security Markets

Sensor Data Fusion VIASPACE's "sensor data fusion" technology platform Expected to significantly reduce cost and increase performance & reliability Reusable core technology platform for solutions in many applications & markets Expected to reduce false negatives and positives Strong intellectual property position Licensed from Caltech

SHINE Inference Engine SHINE is a reusable inference engine for the monitoring, analysis and diagnosis of real-time and non-real-time systems Core for sensor fusion It is intended for those areas where inference speed, portability and deployability is of critical importance When deployed, SHINE's execution speed is several orders of magnitude faster than comparable inference methods SHINE executable size is extremely small and easily fits in systems with limited memory and processor resources

Sensor Application Platform Sensor Interface / Fusion Real-Time Inference/Policy Engine Knowledge Base Sensor Fusion engine provides sensor specific data analysis and sends input to real-time policy engine Inference or policy engine interprets sensor data based on application and domain specific rules and logic - sends Actions, Alerts to management console. End user manages application from management console with visibility into sensor Events and other critical information (external inputs, GIS data, etc.) Management - Decision Support console "... IT providers are developing intelligent software programs and visualization technologies that can pull together data from various events that then assembled can identify potential threat activities....." Frost & Sullivan 2004, US Homeland Security Markets Page 28, #A881-16 Smart sensors provide input data from multiple sources

Autonomous Spacecraft/Aircraft Diagnostics & Prognostics Radar based Subsurface Imaging Courtesy NASA / JPL Surveillance Imaging Ultra-Weak Signal Detection

Application of Core Technologies

Strategic Application	IP Assets	Unique Expertise
National Security		
Cargo Verification & Risk Assessment	• Proven Real-time inference engine (SHINE) •Advanced Signal Processing technology Licensed from Caltech/JPL	Ultra-Weak Signal Detection in Noisy Environments
IED Detection		
Tracking of Human and Physical Assets		Combining 1000s to 1,000,000s of sensors in real-time
Human Tracking	Via Change; GeoGrid ™ S/W Code	Real-time Decision making via applying millions of rules/sec
Supply Chain/ Asset Management	ViaLoader ™; eCommerce Patent License	

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Example-Seaport Cargo Container Scanning & Automated Inspection Container Breach Over Temperature Event Presence of a Living Being High Shock Event Door Intrusion

1. Containers are loaded on board the vessel, custom tags secured and inventoried 2A. While en route to a US Port, a custom tag is cut, Exception Report Generated, resulting in the activation of ES3. 3. At a range of 10-20 NMS from any US Port, ES3 transmits a signal to the satellite. 4. Satellite immediately transmits signal to the operations center alerting them of a breached custom tag. 5 The operations center contacts necessary Port Authority personnel. 6. The US Coast Guard is dispatched to the vessel location to inspect vessel at sea. 2B. No Exception, Vessel allowed instant access to port. Example-RFID Use Case Container Tracking System

Maritime Security Value Proposition 20,000 containers per day move through ports. Only 2% are inspected. No maritime equivalent of FAA Increase reliability of container sensor data. Expensive X-ray or gamma ray container scanning achievable in the near term; automated data analysis needed Deliver real-time inspection data analysis with integrated container scanning, risk assessment and asset tracking to increase cargo assurance False alarms are a critical issue A false positive causes a container to be unnecessarily inspected which is very costly A false negative can let a terrorist bomb go through uninspected Arroyo technology is expected to minimize false alarms

Arroyo Strategy Market Approach Product Development Business Development Partner with leading OEMs in each major applications area to leverage customers, channels and manufacturing Leverage common foundation and vertically integrate with OEMs sensor systems (one common foundation for all products) Focus on partnerships with OEMs and generate contract revenue and royalties on products marketed by OEMs Joint Venture with complementary organizations in foreign markets for accelerated revenue traction

VIASPACE Highlights Technology and expertise in critical energy and defense markets Addressing potential billion-dollar markets Leveraging prior government research & development investment Compelling strategy of leveraging OEMs for market growth Proprietary rights to intellectual property Experienced management Primed for both organic and M&A growth

Supplemental Slides

Management Team Carl Kukkonen Chief Executive Officer A.J. Abdallat Chief Operating Officer Stephen Muzi Chief Financial Officer Founder of Viaspace. Previously Director of the Center for Space Microelectronics Technology (CSMT) and Manager of Supercomputing at the NASA/Caltech Jet Propulsion Laboratory. Prior was at the Ford Motor Company, where he was Ford's leading expert on hydrogen as an alternative automotive fuel. Dr. Kukkonen was awarded the NASA Exceptional Achievement Medal in 1992. MS and Ph.D in physics from Cornell University. BS in physics from the University of California at Davis. Co-founder of VIASPACE. Previously with Hewlett-Packard Company (HP) and Control Data Corporation (CDC). Master's degree in Engineering from the University of Missouri and a BS from the University of California at Berkeley. Previously Corporate Controller, Southwest Water Company, a NASDAQ company. Previously senior auditor with BDO Seidman, a national CPA firm. MBA from the State University of New York at Buffalo. BS degree from Rochester Institute of Technology. He is a Certified Public Accountant.

Peer Companies Peer company data provided by Thomson Financial as of 11/28/2005. All are publicly traded and are active in fuel cell or fuel cell related products. List is indicative only and does not represent every possible company that could be considered a peer to Viaspace. If information is omitted for a company it was not provided by Thomson when the report was generated.

P&L Performance * Less than $0.01

Balance Sheet

Why M&A? Significant opportunity to create scale by acquiring a system integrator with defense/security book-of-business Industry is fragmented Significant market opportunity Products in the sector are poorly differentiated - VIASPACE technology and IP could provide significant differentiation Could be leveraged to provide access to military fuel cell business as a bridging strategy Complementary infrastructure can provide leverage to emerging fuel-cell business Access to significant OEMs

Micro Fuel Cell Worldwide Market Projections Methodology 2010 bottom-up estimate 104 million laptops sold-Computer Industry Almanac Inc. June 20, 2005 press release 10% fuel cell powered (internal estimate)=10.4 million 1.1 billion cell phones sold-Gartner, Inc. press release July 20, 2005 1% fuel cell powered (internal estimate)=11 million PDAs, cameras, other portable electronics (internal estimate)=5 million Total fuel cell powered portable electronics=26.4 million units 2010 modified Frost and Sullivan=10.2M Frost & Sullivan, US Micro fuel cell market for mobile devices, July 6, 2002. Base year advanced to 2005-i.e. 2008 becomes 2010. US is 40% of worldwide 2010 modified Darnell (conservative)=69M Fuel Cells for Portable Power, US Fuel Cell Council, Darnell Group Inc. January 13, 2003. One year added to projection-i.e. 2008 becomes 2010 2010 0.46-3 billion cartridges sold Two cartridges per month (internal minimum estimate) for three-year life of device. Cartridge retail price $3.00 $1.4-9 B retail cartridge market in 2010

Micro Fuel Cell Market Projections-Supporting Data Projections-Supporting Data Projections-Supporting Data Because this report was done in 2003 and regulatory approval was delayed by two years, we shift the data by two years i.e. 2008 becomes 2010.

Micro Fuel Cell Market Projections-Supporting Data Frost and Sullivan July 2002 US is assumed to be 40% of world market. Because study was done in 2002, data is shifted by two years-i.e. 2008 becomes 2010 by two years-i.e. 2008 becomes 2010 by two years-i.e. 2008 becomes 2010 by two years-i.e. 2008 becomes 2010 by two years-i.e. 2008 becomes 2010

Continuous event processing Optimized to streaming data contexts No overhead enables application to run at processor speed. Real-time performance of the knowledge base can be accurately determined in advance Guarantees predictable response to real-time phenomena The inference cycle does not need to pause for system-level activities such as garbage collection Guarantees a predictable decisioning and throughput response SHINE Inference Capabilities "Soft Real Time" "Hard Real Time" "Guaranteed Performance"

Arroyo Sciences Sensor Application Platform Inference Engine Domain or Application Specific Policies and Domain Knowledge Base Sensor data analysis / Processing Chem ical RF RFID Non Adaptive Sensors Others Audio Video Adaptive Sensors Transport Layer Policy Chances Alerts Actions Sensor Codec Providing Strategic Platform For Complex Problems Adaptive / Non Adaptive Sensors WORLD'S FASTEST POLICY ENGINE (REAL-TIME RULES PROCESSOR) Over 30 million rules/ sec SMART CORRELATOR Combine 1000s of information Sources in real time Planning & Scheduling Smart Alerting Resource Tasking Threat Evaluation Equipment Tagging Sensor-Enabled Tags Situation Assessment Courses of Action Analyzer Tagging Individuals